UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2023

QualTek Services Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40147	83-3584928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Sentry Parkway E, Suite 200

Blue Bell, PA 19422

(Address of Principal Executive Offices, and Zip Code)

(484) 804-4585

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	QTEKQ (1)	The Nasdaq Stock Market LLC (1)
Warrants	QTEWQ (1)	The Nasdaq Stock Market LLC (1)

(1) On May 24, 2023, we received a written notice from the Nasdaq Stock Market LLC (“Nasdaq”) notifying us that it would commence proceedings to delist our Class A common stock and warrants. On June 2, 2023, our Class A common stock and warrants were suspended from trading on Nasdaq and began trading over-the-counter under the symbols “QTEK” and “QTEWQ,” respectively. On July 10, 2023, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist our Class A common stock and warrants and to remove them from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting will become effective 10 days after the filing of the Form 25. In accordance with Rule 12d2-2 of the Exchange Act, the de-registration of our Class A common stock and warrants under Section 12(b) of the Exchange Act will become effective 90 days, or such shorter period as the SEC may determine, from the date of the Form 25 filing.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 14, 2023 (the “Effective Date”), QualTek Services Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) emerged from their chapter 11 restructuring process. Specifically, as previously disclosed, on May 24, 2023, the Debtors commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On May 24, 2023, the Debtors filed a proposed joint plan of reorganization [Docket No. 17] (as amended, supplemented, or modified, the “Plan”) and associated disclosure statement [Docket No. 18] (the “Disclosure Statement”) in the Bankruptcy Court. On June 29, 2023, the Debtors filed the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (Technical Modifications) [Docket No. 223], which incorporated certain technical modifications to the Plan. On June 30, 2023, the Bankruptcy Court entered the Order Approving the Debtors’ Disclosure Statement for, and Confirming, the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 234] (the “Confirmation Order”), which approved the Disclosure Statement on a final basis and confirmed the Plan.

The Plan became effective on the Effective Date in accordance with its terms and the Debtors emerged from the Chapter 11 Cases. As part of the transactions undertaken pursuant to the Plan, the Debtors were reorganized and all of the existing equity interests of the Company outstanding immediately prior to the Effective Date were cancelled, released and extinguished and such equity interests are now of no force and effect.

Item 1.01	Entry into a Material Definitive Agreement.

Exit Financing Facilities

On the Effective Date, certain wholly-owned material subsidiaries (the “Loan Parties”) of Reorganized QualTek (as defined in the Confirmation Order) entered into the exit financing (the “Exit Financing”) consisting of (i) a senior secured ABL Credit and Guaranty Agreement by and among the Loan Parties, PNC Bank, National Association and the lenders party thereto (the “Exit ABL Credit Agreement”) consisting of $101,200,000 of new money revolving commitments, (ii) a first lien Term Credit and Guaranty Agreement by and among the Loan Parties, UMB Bank, N.A. and the lenders party thereto (the “Exit First Lien Term Loan Credit Agreement”) in an aggregate principal amount of $135,047,073.75 consisting of (x) $25,000,000 of new money first lien term loans and (y) first lien term loans in an aggregate principal amount of $110,047,073.75, converted from the Debtors’ outstanding DIP term loans, (iii) a Second Lien Credit Agreement by and among the Loan Parties, UMB Bank, N.A. and the lenders party thereto (the “Exit Second Lien Term Loan Credit Agreement”) consisting of second lien term loans in an aggregate principal amount of $104,961,023.20, converted from the 3L Exit Term Loans held by each Amendment No. 3 Rollover Lender (as defined in the Prepetition Term Loan Credit Agreement (as defined below)) that held or exercised a Conversion Right (as defined in the Confirmation Order) on the Effective Date, and (iv) a Third Lien Credit Agreement by and among the Loan Parties, UMB Bank, N.A. and the lenders party thereto (the “Exit Third Lien Term Loan Credit Agreement”) consisting of third lien term loans in an aggregate principal amount of $127,653.99, converted from the Amendment No. 3 Rollover Loans (as defined in the Prepetition Term Loan Credit Agreement) held by each Amendment No. 3 Rollover Lender on the Effective Date.

The Exit ABL Credit Agreement includes affirmative and negative covenants and events of default, in each case substantially consistent with the Prepetition ABL Credit Agreement (as defined below). The outstanding loans under the Exit ABL Credit Agreement accrue interest at the Bloomberg Short-Term Bank Yield Index rate (subject to reserve requirements) plus the relevant applicable margin and mature on the first anniversary of the Effective Date.

The Exit First Lien Term Loan Credit Agreement includes affirmative and negative covenants that are substantially similar to the Prepetition Term Loan Credit Agreement. It also includes a basket for first lien pari secured incremental and/or incremental equivalent debt in an aggregate principal amount not to exceed $30,000,000. The events of default under the Exit First Lien Term Loan Credit Agreement are substantially similar to the Prepetition Term Loan Credit Agreement. The borrower is entitled to elect to pay interest in cash or to pay interest partially in cash and partially in kind. If the borrower elects to pay interest partially in cash and partially in kind, the interest rate under the Exit First Lien Term Loan Credit Agreement will be (a) term secured overnight financing rate (“SOFR”) plus 1.00% (with the portion of the interest under this clause (a) payable in cash) plus (b) 9.00% (with the portion of the interest under this clause (b) payable in kind). If the borrower elects to pay interest in cash, the interest rate under the Exit First Lien Term Loan Credit Agreement will be term SOFR (SOFR floor of 1.00%) plus 8.00%. The loans under the Exit First Lien Term Loan Credit Agreement mature on the second anniversary of the Effective Date.

The Exit Second Lien Term Loan Credit Agreement includes affirmative and negative covenants that are substantially identical to the Exit First Lien Term Loan Credit Agreement, with basket sizes generally subject to 20% cushion above the Exit First Lien Term Loan Credit Agreement. The interest rate under the Exit Second Lien Term Loan Credit Agreement is (a) term SOFR (SOFR floor of 1.00%) plus 1.00% (with the portion of the interest under this clause (a) payable in cash) plus (b) 9.00% (with the portion of the interest under this clause (b) payable in kind). The events of default under the Exit Second Lien Term Loan Credit Agreement shall be substantially identical to the Exit First Lien Term Loan Credit Agreement. The loans under the Exit Second Lien Term Loan Credit Agreement mature on the date that is three years and six months after the Effective Date.

The Exit Third Lien Term Loan Credit Agreement includes affirmative and negative covenants that are substantially identical to the Exit Second Lien Term Loan Credit Agreement, with basket sizes generally subject to a 40% cushion above the Exit Second Lien Term Loan Credit Agreement. The interest rate under the Exit Third Lien Term Loan Credit Agreement is term SOFR, plus 1% (all payable in kind). The events of default under the Exit Third Lien Term Loan Credit Agreement shall be substantially identical to the prepetition facilities and DIP Term Credit Agreement. The loans under the Exit Third Lien Term Loan Credit Agreement mature on the seventh anniversary of the Effective Date.

Item 1.02	Termination of a Material Definitive Agreement.

Prepetition Indebtedness

Pursuant to the Plan, on the Effective Date, the obligations of the Debtors under the indenture, dated as of February 14, 2022, by and among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee (as amended, the “Convertible Notes Indenture”), were cancelled. In addition, on the Effective Date, the Debtors’ (i) prepetition asset based lending credit agreement (as amended, the “Prepetition ABL Credit Agreement”) and (ii) prepetition senior secured term credit and guaranty agreement (as amended, the “Prepetition Term Loan Credit Agreement”) were each cancelled by operation of the Plan.

Equity Interests

In accordance with the Plan, on the Effective Date, all existing equity interests of the Company issued and outstanding immediately prior to the Effective Date, including Class A common stock, Class B common stock and warrants, and any rights of any holder in respect thereof, were deemed cancelled, released and extinguished and of no further force or effect.

DIP Facilities

On the Effective Date, each of (i) the super-priority senior secured debtor-in-possession term loan credit and guaranty agreement, dated as of May 25, 2023 (the “DIP Term Credit Agreement”), among QualTek Buyer, LLC (f/k/a BCP QualTek Buyer, LLC), QualTek LLC (f/k/a QualTek USA, LLC), certain subsidiaries of QualTek LLC and each other debtor party thereto, the lenders party thereto and UMB Bank, N.A. as administrative and collateral agent, and (ii) the super-priority senior secured debtor-in-possession ABL credit and guaranty agreement, dated May 25, 2023 (the “DIP ABL Credit Agreement” and together with the DIP Term Credit Agreement, the “DIP Financing Arrangements”), among QualTek Buyer, LLC (f/k/a BCP QualTek Buyer, LLC), QualTek LLC (f/k/a QualTek USA, LLC), certain subsidiaries of QualTek LLC, the lenders party thereto and PNC Bank, National Association, as administrative agent and collateral agent, was cancelled by operation of the Plan.

Item 1.03	Bankruptcy of Receivership.

On July 14, 2023, the Debtors filed a Notice of (I) Entry of Order Approving the Debtors’ Disclosure Statement for, and Confirming, the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, and (II) Occurrence of the Plan Effective Date [Docket No. 248]. The information set forth in the explanatory note is incorporated by reference into this Item 1.03.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Plan and following the cancellation of the Company’s existing equity interests described in this Current Report on Form 8-K, on the Effective Date, Reorganized QualTek issued (i) new membership units (collectively, the “New Equity Interests”) to lenders of the loans issued under the Exit First Lien Credit Agreement, the Tranche B Term Loans (as defined in the Confirmation Order), and to holders of notes outstanding under the Convertible Notes Indenture and (ii) new warrants (collectively, the “New Warrants”) to purchase up to 7.5% of the New Equity Interests to holders of notes outstanding under the Convertible Notes Indenture. Each New Warrant will initially represent the right to purchase one New Equity Interest at an exercise price of $19.16. The number of New Equity Interests for which a New Warrant is exercisable, and exercise price therefor, are subject to adjustment as provided in the warrant agreement governing the New Warrants. The New Warrants may be exercised at any time prior to 5:00 p.m. New York City time on July 14, 2028, by cash settlement or by cashless settlement (whereby the exercise price is deemed to be paid, without payment of cash therefor, by reducing the number of New Equity Interests received by the exercising New Warrant holder based on the fair market value of the New Equity Interests), at the holder’s election. The issuance of the New Equity Interests and the New Warrants was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to section 1145 of the Bankruptcy Code.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in the explanatory note and Items 1.02, 1.03, 3.02, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

On the Effective Date, pursuant to the Plan, all existing equity interests of the Company issued and outstanding immediately prior to the Effective Date, and any rights of any holder in respect thereof, were deemed cancelled, released and extinguished and are now of no further force or effect. As described in Item 3.02, on the Effective Date, pursuant to the Plan, the Reorganized Company issued the New Equity Interests and the New Warrants.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date, pursuant to the Plan, Andrew Weinberg, Matthew Allard, Bruce Roberson, John Kritzmacher, Cielo Hernandez and Alan Carr ceased to be directors of the Company. Christopher S. Hisey, Todd Clegg, Daniel Lafond, and Emanuel Pearlman were designated as members of the board of directors of the Reorganized Company (the “Board of Directors”).

Management Incentive Plan

As soon as reasonably practicable following the Effective Date and pursuant to the Plan, the Reorganized Company will implement a new management incentive plan (the “Management Incentive Plan”) providing for the issuance from time to time, as approved by the Board of Directors, of equity awards with respect to the New Equity Interests. The New Equity Interests to be issued under the Management Incentive Plan will dilute all of the New Equity Interests and New Warrants issued on the Effective Date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, in connection with the Reorganized Debtors’ implementation of the Plan, the Reorganized Debtors adopted their New Organizational Documents (each as defined in the Confirmation Order).

Item 7.01	Regulation FD Disclosure.

Press Release

On July 14, 2023, the Company issued a press release announcing its emergence from the restructuring process and successful consummation of the Plan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act. By furnishing this information on this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 8.01	Other Events.

Deregistration of Securities

In conjunction with its emergence from bankruptcy, the Company intends to file post-effective amendments to each of its Registration Statements on Form S-1 and Form S-8 and promptly file a Form 15 with the SEC to deregister its securities under Section 12(g) of the Exchange Act, and suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements for the purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements are statements other than statements of historical fact. They include statements regarding the Company’s current expectations, management’s outlook guidance or forecasts of future events, projected cash flow and liquidity, its ability to enhance cash flow and financial flexibility, and the assumptions on which such statements are based. The forward-looking statements are based on the current expectations of the Company’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release, dated July 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTEK SERVICES INC.

Date: July 17, 2023	By:	/s/ Christopher S. Hisey
	Name:	Christopher S. Hisey
	Title:	Chief Executive Officer